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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):               January 20, 2000
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                       BANC ONE AUTO GRANTOR TRUST 1997-B
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                    (Issuer with respect to the Certificates)


                              BANK ONE, TEXAS, N.A.
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             (Exact name of registrant as specified in its charter)


                                  United States
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         (State or other jurisdiction of incorporation or organization)


         333-38681                                      75-2270994
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   (Commission File Number)              (IRS Employer Identification Number)



150 East Campus View, Columbus, Ohio                                    43235
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(Address of principal executive offices)                              (Zip Code)


                                 (614) 248-3718
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               Registrant's telephone number, including area code

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Item 5.           Other Events

                  On January 20, 2000, the Banc One Auto Grantor Trust 1997-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.29% Asset Backed Certificates and Class B 6.46% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

                  This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from December 20, 1999 through January 19, 2000 and for the Collection Period from December 1, 1999 through December 31, 1999.

Item 7.           Exhibits

                  See page 4 for Exhibit Index.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BANC ONE AUTO GRANTOR TRUST 1997-B

                                          By: Bank One, Texas, N.A., as Servicer
                                                 on behalf of the Trust


                                          By:    /s/ Tracie H. Klein
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                                          Name:  Tracie H. Klein
                                          Title: Vice President



Date: January 25, 2000
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EXHIBIT INDEX


Exhibit    Description                                                     Page
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99.1       Monthly Statement and Additional Information...................  5-13